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                                                                  Exhibit 10.2.3


                             THIRD AMENDMENT TO THE

                              TAX SHARING AGREEMENT


This third amendment of the Tex Sharing Agreement dated March 4, 1997 (the "Agreement") is entered into by and between Nationwide Mutual Insurance Company, an Ohio mutual company ("Nationwide") and any corporation that is, or may hereafter be a subsidiary of Nationwide and become a party hereto as contemplated by Section 8 of the Agreement (collectively, the "Subsidiaries").

WHEREAS, Nationwide and the Subsidiaries did enter into the Agreement on March 4, 1997, and previously amended the Agreement, with the intent to define the method for allocating the tax liability of the Group, as that term is defined in the Agreement; and

WHEREAS, Nationwide and the Subsidiaries wish to further amend the Agreement, effective as of the date of approval of this amendment by the Board of Directors of Nationwide;

NOW, THEREFORE, the Agreement is amended as follows:

3.       A new Section 15 is added to read:

                  Section 15. ADDITIONAL PAYMENT. Notwithstanding any other provisions of this Agreement, in the event the federal, state or local tax of any Obligor is reduced as a result of a transaction which (i) has no impact on income for financial accounting purposes, and (ii) results in an increase in any such tax for another Obligor, the Obligor whose taxes are reduced shall, within 60 days of a determination that this provision is applicable, pay the amount by which its taxes were reduced to the Obligor whose taxes are increased as a result of the transaction.

In all other respects, the Agreement is hereby ratified and affirmed by the parties hereto. This Amendment may be executed in any number of counterparts all of which shall be considered one original.

IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing Agreement to be duly executed and delivered as of August 16, 2000.

                                             NATIONWIDE MUTUAL INSURANCE COMPANY

                                             By: _______________________________


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                                       AFFILIATE AGENCY, INC.

                                       By:__________________________________

                                       AID FINANCE SERVICES, INC.

                                       By:__________________________________

                                       AFFILIATE AGENCY OF OHIO, INC.

                                       By:__________________________________

                                       ALLIED GENERAL AGENCY, INC.

                                       By:__________________________________

                                       ALLIED GROUP, INC.

                                       By:__________________________________

                                       ALLIED GROUP INSURANCE MARKETING
                                       COMPANY

                                       By:__________________________________

                                       ALLIED GROUP MERCHANT BANKING
                                       CORPORATION

                                       By:__________________________________

                                       ALLIED PROPERTY AND CASUALTY INSURANCE
                                       COMPANY

                                       By:__________________________________

                                       AMCO INSURANCE COMPANY

                                       By:__________________________________

                                       AMERICAN MARINE UNDERWRITERS

                                       By:__________________________________

                                       CAL-AG INSURANCE SERVICES, INC.

                                       By:__________________________________


                                                                               2
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                                       CALFARM INSURANCE COMPANY

                                       By:__________________________________

                                       DEPOSITORS INSURANCE COMPANY

                                       By:__________________________________

                                       EXCALIBER FUNDING CORPORATION

                                       By:__________________________________

                                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
                                       OF ALABAMA, INC.

                                       By:__________________________________

                                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
                                       OF OHIO, INC.

                                       By:__________________________________

                                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
                                       OF OKLAHOMA, INC.

                                       By:__________________________________

                                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
                                       OF TEXAS, INC.

                                       By:__________________________________


                                       FINANCIAL HORIZONS SECURITIES CORP.

                                       By:__________________________________

                                       GATES MCDONALD & COMPANY

                                       By:__________________________________

                                       GATES MCDONALD & COMPANY OF NEVADA

                                       By:__________________________________


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                                       GATES MCDONALD & COMPANY OF NEW YORK

                                       By:__________________________________

                                       GATESMCDONALD HEALTH PLUS, INC.

                                       By:__________________________________

                                       INSURANCE INTERMEDIARIES, INC.

                                       By:__________________________________

                                       LANDMARK FINANCIAL SERVICES OF NEW
                                       YORK, INC.

                                       By:__________________________________

                                       LONE STAR GENERAL AGENCY, INC.

                                       By:__________________________________

                                       MED PRO SOLUTIONS, INC.

                                       By:__________________________________

                                       MIDWEST PRINTING SERVICES, LTD.

                                       By:__________________________________

                                       MORLEY & ASSOCIATES, INC.

                                       By:__________________________________

                                       MORLEY CAPITAL MANAGEMENT, INC.

                                       By:__________________________________

                                       MORLEY FINANCIAL SERVICES, INC.

                                       By:__________________________________

                                       MORLEY RESEARCH ASSOCIATES, LTD.

                                       By:__________________________________


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                                       MRM INVESTMENTS, INC.

                                       By:__________________________________

                                       NATIONAL CASUALTY COMPANY

                                       By:__________________________________

                                       NATIONAL DEFERRED COMPENSATION, INC.

                                       By:__________________________________

                                       NATIONAL PREMIUM & BENEFITS
                                       ADMINISTRATION COMPANY

                                       By:__________________________________

                                       NATIONWIDE ADVISORY SERVICES, INC.

                                       By:__________________________________

                                       NATIONWIDE AGENCY, INC.

                                       By:__________________________________

                                       NATIONWIDE ASSURANCE COMPANY

                                       By:__________________________________

                                       NATIONWIDE AGRIBUSINESS INSURANCE
                                       COMPANY

                                       By:__________________________________

                                       NATIONWIDE CASH MANAGEMENT COMPANY

                                       By:__________________________________

                                       NATIONWIDE COMMUNITY URBAN REDEVELOPMENT
                                       CORPORATION

                                       By:__________________________________

                                       NATIONWIDE CORPORATION

                                       By:__________________________________



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                                       NATIONWIDE FINANCIAL ASSIGNMENT COMPANY

                                       By:__________________________________

                                       NATIONWIDE FINANCIAL INSTITUTION
                                       DISTRIBUTORS AGENCY, INC. OF MASS

                                       By:__________________________________

                                       NATIONWIDE FINANCIAL INSTITUTION
                                       DISTRIBUTORS AGENCY, INC. OF NEW MEXICO

                                       By:__________________________________

                                       NATIONWIDE FINANCIAL INSTITUTION
                                       DISTRIBUTORS AGENCY, INC.

                                       By:__________________________________

                                       NATIONWIDE FINANCIAL SERVICES, INC.

                                       By:__________________________________

                                       NATIONWIDE GENERAL INSURANCE COMPANY

                                       By:__________________________________

                                       NATIONWIDE GLOBAL HOLDINGS, INC.

                                       By:__________________________________

                                       NATIONWIDE HEALTH PLANS, INC.

                                       By:__________________________________

                                       NATIONWIDE HOME MORTGAGE COMPANY

                                       By:__________________________________

                                       NATIONWIDE INDEMNITY COMPANY

                                       By:__________________________________


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                                       NATIONWIDE INSURANCE COMPANY OF AMERICA

                                       By:__________________________________

                                       NATIONWIDE INSURANCE COMPANY OF FLORIDA

                                       By:__________________________________

                                       NATIONWIDE INTERNATIONAL UNDERWRITERS

                                       By:__________________________________

                                       NATIONWIDE INVESTMENT SERVICES
                                       CORPORATION

                                       By:__________________________________

                                       NATIONWIDE INVESTORS SERVICES, INC.

                                       By:__________________________________

                                       NATIONWIDE LIFE INSURANCE COMPANY

                                       By:__________________________________

                                       NATIONWIDE LIFE AND ANNUITY INSURANCE
                                       COMPANY

                                       By:__________________________________

                                       NATIONWIDE LLOYDS

                                       By:__________________________________

                                       NATIONWIDE MANAGEMENT SYSTEMS, INC.

                                       By:__________________________________

                                       NATIONWIDE PROPERTY AND CASUALTY
                                       INSURANCE COMPANY

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.

                                       By:__________________________________



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                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF ALABAMA

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS OF
                                       ARIZONA

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF ARKANSAS

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF MONTANA

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF NEW MEXICO

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF NEVADA

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF OHIO

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF OKLAHOMA

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF SOUTH DAKOTA

                                       By:__________________________________



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                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF TEXAS

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS, INC.
                                       OF WYOMING

                                       By:__________________________________

                                       NATIONWIDE RETIREMENT SOLUTIONS
                                       INSURANCE AGENCY, INC.

                                       By:__________________________________

                                       NATIONWIDE TRUST COMPANY, FSB.

                                       By:__________________________________

                                       NEVADA INDEPENDENT COMPANIES -
                                       CONSTRUCTION

                                       By:__________________________________

                                       NEVADA INDEPENDENT COMPANIES - HEALTH
                                       AND NONPROFIT

                                       By:__________________________________

                                       NEVADA INDEPENDENT COMPANIES -
                                       HOSPITALITY AND ENTERTAINMENT

                                       By:__________________________________

                                       NEVADA INDEPENDENT COMPANIES -
                                       MANUFACTURING, TRANSPORTATION, AND
                                       DISTRIBUTION

                                       By:__________________________________

                                       NFS DISTRIBUTORS, INC.

                                       By:__________________________________


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                                       PENSION ASSOCIATES, INC.

                                       By:__________________________________

                                       PORTLAND INVESTMENT SERVICES, INC.

                                       By:__________________________________

                                       PREMIER AGENCY, INC.

                                       By:__________________________________

                                       SCOTTSDALE INDEMNITY COMPANY

                                       By:__________________________________

                                       SCOTTSDALE INSURANCE COMPANY

                                       By:__________________________________

                                       SCOTTSDALE SURPLUS LINES INSURANCE
                                       COMPANY

                                       By:__________________________________

                                       UNION BOND & TRUST COMPANY

                                       By:__________________________________

                                       VILLANOVA CAPITAL, INC.

                                       By:__________________________________

                                       VILLANOVA MUTUAL FUND CAPITAL TRUST

                                       By:__________________________________

                                       VILLANOVA SA CAPITAL TRUST

                                       By:__________________________________

                                       WESTERN HERITAGE INSURANCE COMPANY

                                       By:__________________________________


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                                       THE 401(K) COMPANY

                                       By:__________________________________

                                       THE 401(K) COMPANIES, INC.

                                       By:__________________________________

                                       401(K) INVESTMENT SERVICES, INC.

                                       By:__________________________________

                                       401(K) INVESTMENT ADVISORS, INC.

                                       By:__________________________________


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